FOR IMMEDIATE RELEASE

Second Sight Appoints Gregg Williams as Chairman of the Board of Directors

Sylmar, CA – March 16, 2018 – Second Sight Medical Products, Inc. (NASDAQ: EYES) ("Second Sight" or "the Company"), a developer, manufacturer and marketer of implantable visual prosthetics that are intended to create an artificial form of useful vision to blind patients, today announced that the Board of Directors has appointed Mr. Gregg Williams as Chairman of the Board, effective immediately. Mr. Williams, a current member of the Board of Directors of Second Sight and the Company’s largest shareholder succeeds Dr. Robert “Bob” Greenberg, who has served as Chairman of the Board of Directors since August 2015 and who remains a member of the Board.

“It has been my pleasure to work alongside Bob in his role as Chairman and we appreciate his contributions in this leadership position as we have advanced Second Sight’s mission of treating all forms of blindness,” stated Will McGuire, President and CEO of Second Sight.

“As a valued member of our Board of Directors, Gregg provides thoughtful leadership, extensive business expertise and a focus on commercial success to the Second Sight team. I look forward to continuing to work closely with Gregg and other members of the Board as we execute our commercial and R&D strategies to deliver innovative technologies for the blind that build shareholder value,” added McGuire.

“Over the last several years, under the leadership of Will McGuire, the Company has built a talented and deep team that has successfully transitioned Second Sight from a predominantly R&D focused organization to a fully capable commercial operation. The team’s demonstrated achievements in growing the number of worldwide Argus® II Retinal Prosthesis Systems (Argus II), continued advancement and clinical testing of next generation Argus II technology aimed at treating better vision individuals, and now the highly encouraging initial clinical results of the potentially revolutionary Orion™ Cortical Visual Prosthesis System, provides me with great conviction that Second Sight is on the right path. I am confident that through our efforts to deliver products that potentially can treat nearly all forms of blindness, we will build and deliver strong long-term value to our shareholders. I look forward to continuing to work with the rest of the board, Will, and his management team to accelerate our progress towards full commercial success,” said Gregg Williams, Chairman of the Board of Second Sight.

Gregg Williams, Second Sight’s largest shareholder, joined Second Sight’s Board of Directors in June 2009. Mr. Williams has served as the as the Chairman, President, and Chief Executive Officer of Williams International Corporation since April 2005. He also serves as a Director of the General Aviation Manufacturers Association.

About Second Sight

Second Sight's mission is to develop, manufacture and market innovative implantable visual prosthetics to enable blind individuals to achieve greater independence. Second Sight has developed, and now manufactures and markets, the Argus® II Retinal Prosthesis System. Development of new hardware and software intended to improve the quality of the vision produced by the Argus system is ongoing. Second Sight is also developing the Orion™ Visual Cortical Prosthesis to restore some vision to individuals who are blind due to many causes other than preventable or treatable conditions. Second Sight’s U.S. Headquarters are in Sylmar, California, and European Headquarters are in Lausanne, Switzerland. For more information, please visit www.secondsight.com.

About the Argus II Retinal Prosthesis System

Second Sight's Argus II System provides electrical stimulation that bypasses defunct retinal cells and stimulates remaining viable cells inducing visual perception in individuals with severe to profound retinitis pigmentosa (RP). The Argus II works by converting images captured by a miniature video camera mounted on the patient's glasses into a series of small electrical pulses, which are transmitted wirelessly to an array of electrodes implanted on the surface of the retina. These pulses stimulate the retina's remaining cells, intending to result in the perception of patterns of light in the brain. The patient must learn to interpret these visual patterns, having the potential to regain some visual function. The Argus II was the first artificial retina to receive widespread commercial approval, and is offered at approved centers in Canada, France, Germany, Italy, Russia, Saudi Arabia, Singapore, South Korea, Spain, Taiwan, Turkey, the United Kingdom, and the United States. Further information on the long-term benefits and risks can be found in the peer reviewed paper at: http://www.sciencedirect.com/science/article/pii/S0161642016305796

About the Orion Visual Cortical Prosthesis System

Like the Argus II, the Orion converts images captured by a miniature video camera mounted on the patient's glasses into a series of small electrical pulses. The Orion is designed to transmit these electrical pulses wirelessly to an array of electrodes implanted on the surface of the visual cortex, intended to result in the perception of patterns of light. By bypassing the retina and optic nerve and directly stimulating the visual cortex, a cortical prosthesis system has the potential to restore useful vision to many more patients than the Argus II, including patients completely blinded due to many reasons, including glaucoma, diabetic retinopathy, or forms of cancer and trauma. The Company has initiated a feasibility study in the U.S. at two centers: the Ronald Reagan UCLA Medical Center and Baylor College of Medicine in Houston. The first-in-human subject was implanted and activated as part of the first-in-human clinical studies with the Orion in 2018. No clinical data is yet available for the Orion.

Safe Harbor

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange and Exchange Act of 1934, as amended, which are intended to be covered by the "safe harbor" created by those sections. All statements in this release that are not based on historical fact are "forward looking statements." These statements may be identified by words such as "estimates," "anticipates," "projects," "plans," or "planned," "seeks," "may," "will," "expects," "intends," "believes," "should," and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments that Second Sight expects or anticipates will occur in the future, such as stated objectives or goals, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties described in the Risk Factors and in Management's Discussion and Analysis of Financial Condition and Results of Operations sections of our Annual Report, on Form 10-K, to be filed on or before April 2, 2018, and our other reports filed from time to time with the Securities and Exchange Commission. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Investor Relations Contacts:

Institutional Investors

In-Site Communications, Inc.

Lisa Wilson, President

T: 212-452-2793

E: lwilson@insitecony.com

or

Individual Investors

MZ North America

Greg Falesnik, Managing Director

T: 949-385-6449

E: greg.falesnik@mzgroup.us

Media Contacts:
Nobles Global Communications

Laura Nobles or Helen Shik

T: 617-510-4373

E: Laura@noblesgc.com

E: Helen@noblesgc.com